SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        August 12, 2003 (August 11, 2003)
                ------------------------------------------------
                Date of Report (Date of earliest event reported):


                                 RCN CORPORATION
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                     0-22825                 22-3498533
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(State of Incorporation)     (Commission File No.)        (IRS Employer
                                                      Identification Number)


                               105 Carnegie Center
                            Princeton, NJ 08540-6215
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          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1      Press Release Dated August 11, 2003.

Item 9. Regulation FD Disclosure.

Some of the statements made by RCN in this Form 8-K (and press release) are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in these filings should be evaluated in blight of these important factors.

These and other risk factors are set forth in more detail in the Company's Form 10-K for 2002 which is filed with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K and Exhibit 99.1 is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003

                                        RCN CORPORATION


                                        By: /s/ W. Terrell Wingfield, Jr.
                                           ---------------------------------
                                        W. Terrell Wingfield, Jr.
                                        General Counsel and Corporate Secretary


EXHIBIT INDEX

Exhibit 99.1              Press Release dated August 11, 2003